UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2020
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601
Santa Clara,	California		95054
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2020, the Board of Directors (the “Board”) of Upwork Inc. (“Upwork”) amended and restated Upwork’s bylaws (the “Amended and Restated Bylaws”) to, among other things, implement proxy access. The Amended and Restated Bylaws permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of Upwork’s outstanding common stock continuously for at least three years to nominate and include in Upwork’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, subject to reduction in certain circumstances, and subject to the stockholders and the nominees satisfying the requirements specified in the Amended and Restated Bylaws. Upwork’s obligation to include director nominees in its annual meeting proxy materials is also subject to certain exceptions as set forth in the Amended and Restated Bylaws. Written notice of the nomination(s) must be submitted to the Secretary of Upwork at its principal executive office no earlier than 5:00 p.m. Eastern Time on the 150th day, and no later than 5:00 p.m. Eastern Time on the 120th day, prior the anniversary of the date that Upwork first sent its proxy materials for its immediately preceding annual meeting of stockholders, subject to certain exceptions as set forth in the Amended and Restated Bylaws. Proxy access will first be available to stockholders in connection with Upwork’s 2021 annual meeting of stockholders. The Amended and Restated Bylaws also amend the advance notice of nomination of director provisions in (1) Section 1.12.1(c) to require a stockholder nominating a director to disclose whether such individual has held the position of officer or director of a competitor of Upwork within the previous three years and (2) Section 1.12.2 to require the nominee to the Board to represent and warrant that the individual’s candidacy and position on the Board, if elected, will not violate applicable law. The Amended and Restated Bylaws also eliminate certain provisions that are no longer applicable to Upwork.

The foregoing summary and description of the provisions of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: January 28, 2020	By:	/s/ Brian Levey
Brian Levey
Chief Business Affairs and
Legal Officer and Secretary